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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




We hereby consent to the incorporation by reference in this Form S-3 (File No. 333-_____) of our report dated March 9, 2001 relating to the audits of the consolidated financial statements of Universal Automotive Industries, Inc. for the years ended December 31, 2000, 1999 and 1998.

ALTSCHULER, MELVOIN AND GLASSER LLP






Chicago, Illinois
August 9, 2001